SCHEDULE 14A INFORMATION
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                       the Securities Exchange Act of 1934
                                [Amendment No. ]

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         Section 240.14a-12

                                 Monroe Bancorp
                                 --------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
                                 --------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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

                         [LETTERHEAD OF MONROE BANCORP]

                                                                  March 28, 2001




Dear Shareholder,

     On behalf of our entire Board of Directors, I cordially invite you to attend our annual meeting of shareholders on April 26, 2001. At the meeting, we will review our performance for fiscal year 2000.

     A notice of the meeting and proxy statement follow. You will also find enclosed your proxy voting card and the 2000 Annual Report. I would like to take this opportunity to remind you that your vote is important. Please take a moment now to complete, sign and date the enclosed proxy voting card and return it in the postage-paid envelope we have provided.

     I look forward to seeing you on April 26th.


                                    Sincerely,



                                    Mark D. Bradford
                                    President and Chief Executive Officer

                              2001 NOTICE OF ANNUAL
                              SHAREHOLDERS MEETING
                                       AND
                                 PROXY STATEMENT



                            [LOGO OF MONROE BANCORP]

                                 Monroe Bancorp
                            201 East Kirkwood Avenue
                           Bloomington, Indiana 47401



                               Notice of the 2001
                         Annual Meeting of Shareholders



     The annual meeting of shareholders of Monroe Bancorp will be held on April 26, 2001, at 10:00 a.m., local time, at the Monroe County Convention Center, 302 South College Avenue, Bloomington, Indiana to consider and take action on the following matters:

     1.   Re-election of Joyce Claflin Harrell, Richard P. Rechter, and Charles
          R. Royal, Jr., as directors to serve a three-year term expiring in 2004;

     2. Ratification of the appointment of Olive LLP, Certified Public Accountants, as independent certified public accountants for fiscal year 2001; and

     3. Transaction of any other business that is properly raised at the meeting.

     Your Board of Directors recommends a vote "in favor of" the two proposals.

     Only those shareholders of record at the close of business on March 16, 2001 shall be entitled to notice of and vote at the annual meeting.



                                          By Order of the Board of Directors

Bloomington, Indiana
March 28, 2001

                                          R. Scott Walters
                                          Corporate Secretary

                                TABLE OF CONTENTS
                                                                       Page

ANNUAL MEETING INFORMATION
- Why did I receive this proxy statement?                                 1
- Who will solicit the proxies and who is paying for them?                1
- What will occur at the annual meeting?                                  1
- How many votes are necessary to re-elect the nominees for director?     2
- What if a nominee is unwilling or unable to stand for re-election?      2
- How many votes are necessary to approve the other matters?              3
- If my shares are held in "street name" by my broker, will my broker
        vote my shares for me?                                            3
- Who will count the votes?                                               3
- How do I vote if I'm not planning to attend the annual meeting?         3
- What if I want to change my vote or revoke my proxy?                    3
- How do I raise an issue for discussion at the annual meeting?           3
- Where can I find the voting results of the meeting?                     4

PROPOSAL ONE -- ELECTION OF DIRECTORS                                     4

PROPOSAL TWO -- RATIFICATION OF APPOINTMENT OF INDEPENDENT                4
        CERTIFIED PUBLIC ACCOUNTANTS

OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION
        DIRECTORS OF THE COMPANY
        o Who is on our Board of Directors?                               5
        o How is our Board of Directors Paid?                             8

        EXECUTIVE OFFICERS OF THE COMPANY
        o Who are our Executive Officers?                                10
        o How are our Executive Officers Paid?                           11

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD
          OF DIRECTORS
        o Who determines how much the executive officers are paid?       13
        o What are our goals, policies, and objectives?                  13
        o What are the components of executive compensation?             13

        COMPENSATION COMMITTEE INSIDER PARTICIPATION                     14

        CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                   14

        FIVE-YEAR TOTAL SHAREHOLDER RETURN                               15

        REPORT OF THE AUDIT COMMITTEE
        o Why are we receiving this report?                              16
        o Who are the members of the Audit Committee?                    16
        o Has the Audit Committee reviewed the Company financial
                statements?                                              16

        AUDIT FEES                                                       17

        ALL OTHER FEES                                                   17

        SECURITIES OWNERSHIP OF MANAGEMENT
        o How much stock do our Executive Officers and Directors own?    17

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS                18

APPENDIX A
Audit Committee Charter                                                 A-1

                                 Monroe Bancorp
                            201 East Kirkwood Avenue
                           Bloomington, Indiana 47408

                                 PROXY STATEMENT

                           ANNUAL MEETING INFORMATION

     This proxy statement contains information related to the annual meeting of shareholders of Monroe Bancorp to be held on April 26, 2001, beginning at 10:00 a.m., local time, at the Monroe County Convention Center, 302 South College Avenue, Bloomington, Indiana, and at any postponements or adjournments thereof. The proxy statement was prepared under the direction of the Company's Board of Directors to solicit your proxy for use at the annual meeting. This proxy statement and form of proxy were first mailed to shareholders on or about March 28, 2001.

     As of the close of business on March 16, 2001, the record date for determining shareholders entitled to notice of and to vote at the annual meeting, we had a total of 6,150,240 shares of common stock issued and outstanding, which were held by approximately 346 shareholders of record. The Company has no other outstanding securities entitled to vote.

Why did I receive this proxy statement?

     On March 28, 2001, we began mailing this proxy statement to everyone who was a shareholder as of the record date of March 16, 2001. We prepare a proxy statement each year to let our shareholders know when and where we will hold our annual shareholders' meeting.

     More importantly, this proxy statement:

          o includes detailed information about the matters that will be discussed and voted on at the meeting, and
          o provides you with updated information about the Company that you will need to consider in order to make an informed decision at the meeting.

Who will solicit the proxies and who is paying for them?

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company from the shareholders. The cost of soliciting proxies will be borne by the Company. In addition to use of mail, proxies may be solicited personally or by telephone or facsimile by directors, officers and certain employees of the Company who will not be specially compensated for such soliciting. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of stock and will reimburse them for the cost of forwarding the material.

What will occur at the annual meeting?

     First, we will determine whether enough shareholders are present at the meeting to conduct business. A shareholder will be deemed to be "present" at the meeting if the shareholder:

          o    is present in person, or

          o is not present in person but has voted by proxy card prior to the meeting.

A "quorum" is the presence at the meeting, in person or by proxy, of the holders of the majority of the outstanding shares. There must be a quorum for the meeting to be held. If we do not have a quorum, then we will reschedule the meeting. The new meeting date will be announced at the meeting. Abstentions are counted for purposes of determining the presence or absence of a quorum.

     If there are enough shareholders present at the meeting, then we will vote on:

          o a proposal to re-elect the following individuals as members of our Board of Directors: Joyce Claflin Harrell, Richard P. Rechter, and Charles R. Royal, Jr., and
          o a proposal to ratify our Board of Directors' selection of Olive LLP as our independent auditors for 2001.

     On each proposal, you are entitled to one vote for each share of stock that you own. Cumulative voting is not permitted.

     Your vote is completely confidential.

     Each of the proposals has been approved by our Board of Directors. The Board of Directors is now soliciting your vote for each of the proposals.

     After each proposal has been voted on at the meeting we will discuss and take action on any other matter that is properly brought before the meeting. Finally, some of our officers will report on our recent financial results and our current operations.

     The members of the Board of Directors recommend that you vote FOR each of the proposals.

How many votes are necessary to re-elect the nominees for director?

     The director nominees will be elected by a plurality of the votes cast at the annual meeting.

What if a nominee is unwilling or unable to stand for re-election?

     Each of the persons nominated for re-election has agreed to stand for re-election. However, if unexpected events arise which cause one or more of them to be unable to stand for re-election, then either:

          o the Board of Directors can vote at the meeting to reduce the size of the Board of Directors, or
          o the Board of Directors may, during the meeting, nominate another person for director.

     It is important for you to understand that if our Board of Directors nominates someone at the meeting, the person to whom you have given your proxy will be able to use his or her discretion to vote on your behalf for the candidate of his or her choice.

How many votes are necessary to approve the other matters?

     The holders of a majority of the shares having voting power present at the meeting, in person or by proxy, must vote for these proposals in order for them to pass. On these proposals, you may vote "for," "against" or "abstain." Abstentions are counted for purposes of determining the presence or absence of a quorum, but are not considered a vote cast under Indiana law. Shares held by brokers in street name and for which the beneficial owners have withheld the discretion to vote from brokers are called "broker non-votes." They are counted to determine if a quorum is present, but are not considered a vote cast under Indiana law. Broker non-votes will not affect the outcome of a vote on a particular matter.

If my shares are held in "street name" by my broker, will my broker vote my shares for me?

     You should instruct your broker to vote your shares by following the directions your broker provides. If you fail to instruct your broker to vote your shares, your broker will be entitled to vote your shares on each of the proposals and any other matters presented at the meeting.

Who will count the votes?

     Tellers appointed at the annual meeting will count the votes cast by proxy or in person.

How do I vote if I'm not planning to attend the annual meeting?

     Sign and date each proxy card you receive and return it in the prepaid envelope. If you sign your proxy, but do not mark your choices, your proxies will vote:

          o    FOR the persons nominated for re-election as directors, and
          o FOR ratification of the appointment of Olive LLP as independent certified public accountants for 2001.

What if I want to change my vote or revoke my proxy?

     You can change your vote or revoke your proxy on a proposal any time before the meeting for any reason. To change your vote or to revoke your proxy before the meeting:

          o write to our Secretary at 210 East Kirkwood Avenue, Bloomington, Indiana 47408-3536,
          o    submit another properly signed proxy with a more recent date, or
          o    vote in person at the meeting.

How do I raise an issue for discussion at an annual meeting?

     Shareholders may submit proposals on matters appropriate for shareholder action at future annual meetings by following the rules of the Securities and Exchange Commission. Proposals intended for inclusion in next year's proxy statement and proxy card must be received by the Company not later than November 28, 2001. If notice of any other shareholder proposal intended to be presented at the 2002 annual meeting is not received by the Company on or before February 11, 2002 the proxies will have discretionary authority to vote on the matter. All proposals and notifications should be addressed to the Secretary of the Company.

     If a shareholder raises a matter at the meeting that requires a shareholder vote, the person to whom you have given your proxy will use his or her discretion to vote on the matter on your behalf.

Where can I find the voting results of the meeting?

     We will announce preliminary voting results at the meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2001.

                    PROPOSAL ONE -- RE-ELECTION OF DIRECTORS

     Three directors will be elected at the annual meeting. Directors will serve a three-year term until the 2004 annual meeting or until their earlier resignation or removal.

     This year's nominees for re-election to the Board of Directors are as follows:


                             Joyce Claflin Harrell*
                               Director since 1983
                                     Age 53

                               Richard P. Rechter*
                               Director since 1971
                                     Age 61

                              Charles R. Royal, Jr.
                               Director since 1987
                                     Age 68



* Ms. Harrell and Mr. Rechter served as directors of the Bank from the dates indicated, and served as directors of the Company since its incorporation in 1984.

     Our Board of Directors recommends that you vote FOR Ms. Harrell and Messrs. Rechter and Royal.

           PROPOSAL TWO -- RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     Our Board of Directors, upon the recommendation of the Audit Committee of the Board of Directors, has selected Olive LLP to serve as our independent auditors for the 2001 fiscal year and is soliciting your ratification of that selection. In their role as independent auditors, they report on our financial statements.

     This is a change in accountants recommended by the Audit Committee and approved by the entire Board of Directors. Olive was engaged on March 27, 2000. Crowe, Chizek and Company, LLP ("Crowe Chizek") had served as our independent accountants since July 1994. The audit reports issued by Crowe Chizek with respect to our financial statements for 1999 and 1998 did not contain an adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles. During 1999 and 1998 (and any subsequent interim period), there have been no disagreements between us and Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe Chizek, would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report. Moreover, none of the events listed in Item 301(a)(1)(v) of Regulation S-K occurred during 1999 or 1998 or any subsequent interim period.

     A representative of Olive LLP may be present at the meeting. He or she will have an opportunity to make a statement and will be available to respond to appropriate questions.

     Your ratification of our Board of Directors' selection of Olive LLP is not necessary because our Board of Directors has responsibility for selection of our independent auditors. However, the Board of Directors will take your vote on this proposal into consideration when selecting our independent auditors in the future.

     Our Board of Directors recommends a vote FOR the proposal to ratify the selection of Olive LLP as our independent auditor for 2001.

             OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION

DIRECTORS OF THE COMPANY

Who is on our Board of Directors?

     The Directors, including nominees, are listed in the table below. Each director serves a term of three years or until the election and qualification of his successor.

CLASS 2 Directors (Terms expire 2001)
-----------------------------------------------------------------------------------------------
Name                         Age  Office and Business Experience for the Past Five Years
-----------------------------------------------------------------------------------------------
Joyce Claflin Harrell        53   Ms. Harrell has served as a Director of the Company since
                                  its incorporation in 1984 and of the Bank since 1983. She
                                  served as Senior Vice President / CFO of Indiana University
                                  Foundation from April 1990 to April 1999. She is a certified public accountant (CPA) and is currently retired.

Richard P. Rechter           61   Mr. Rechter has served as a Director of Company since its
                                  incorporation in 1984 and of the Bank since 1971.  He is
                                  Chairman of the Rogers Group, Inc., which is a construction and construction materials company.

                                       5

Charles R. Royal, Jr.        68   Mr. Royal has served as a Director of the Company and the
                                  Bank since 1987.  He is the President / Dealer / Principal for Royal Chevrolet, Inc.

CLASS 3 Directors (Terms expire 2002)
-----------------------------------------------------------------------------------------------
Name                         Age  Office and Business Experience for the Past Five Years
-----------------------------------------------------------------------------------------------

Mark D. Bradford             43   Mr. Bradford originally joined the Bank as a Senior Vice
                                  President and CFO and was named Executive Vice President
                                  and CFO in October 1998 and President and CEO on June 30,
                                  1999.  He was elected Secretary/Treasurer of the Company in
                                  December 1997, and Vice President/Treasurer in December
                                  1998.  He was named President, CEO and a Director of the
                                  Company and the Bank in June 1999.

Steven R. Crider             42   Mr. Crider has served as a Director of the Company and the
                                  Bank since 1995.  He is Vice President of Crider & Crider,
                                  Inc., which is a highway/site development contractor.

Paul W. Mobley               60   Mr. Mobley has served as a Director of the Company since
                                  its incorporation in 1984 of the Bank since 1978.  He is
                                  Chairman of Noble Roman's, Inc., which sells and services
                                  franchises for pizza restaurants.

CLASS 1 Directors (Terms expire 2003)
-----------------------------------------------------------------------------------------------
Name                         Age  Office and Business Experience for the Past Five Years
-----------------------------------------------------------------------------------------------

David D. Baer                67   Mr. Baer has served as a Director and Chairman of Company
                                  since its incorporation in 1984 and of the Bank since
                                  1981.  Mr. Baer served as Chairman, President and CEO of
                                  the Bank and Company until May 1998.  He served as Chairman of the Company and the Bank from May 1998 to December 1999,
                                  at which time he retired.   He remained a Director of the
                                  Bank and Company after his retirement, and was re-elected
                                  Chairman of the Company and the Bank in June 1999.

Dr. Bradford J. Bomba, Jr.   39   Dr. Bomba has served as a Director of Company and Bank
                                  since 1996.  He is a physician with Internal Medicine
                                  Associates.

Timothy D. Ellis             63   Mr. Ellis has served as a Director of Company and Bank
                                  since 1996.  He is a real estate broker and auctioneer for
                                  Tim Ellis Realtor & Auctioneer.

Board Committees and Meeting Attendance. The Board of Directors has an Executive Committee which also serves as a compensation committee and nominating committee, and an

Audit Committee. Committees report their actions to the full Board at its next regular meeting. A description of the duties of each committee follows the table below.

                          Committee Membership and Meetings Held

                           Name               Executive       Audit
                -------------------------------------------------------
                David D. Baer                     X*
                Dr. Bradford J. Bomba, Jr.
                Mark D. Bradford                  X
                Steven R. Crider                  X             X
                Timothy D. Ellis                                X
                Joyce Claflin Harrell                           X*
                Paul W. Mobley
                Richard P. Rechter                X             X
                Charles R. Royal, Jr.             X

------------------------------
  X     Member
  *     Chairperson
  ** The Board held 13 meetings in 2000. No director attended fewer than 75% of all meetings of the Board of Directors held during the period for which that person has been a director and committees of the Board of Directors held during the period for which that person served.

     Executive Committee. The Executive Committee held three meetings in 2000.

          o When the Board is not in session, has all of the power and authority of the Board except under certain circumstances.

          o    Establishes executive compensation policies and programs.

          o    Establishes the base salaries for executive officers.

          o Reviews the Company's management development and succession planning policies.

          o Reviews the qualifications of persons eligible to stand for election as directors and makes recommendations to the Board on this matter.

          o Considers as nominees for director qualified persons recommended by directors, management and shareholders.

     Written recommendations for director nominees should be delivered to the Secretary, Monroe Bancorp, 201 East Kirkwood Avenue, Bloomington, Indiana 47408-3536. Any shareholder desiring to make a nomination for director must notify the Secretary of the Company no more than 50 or less than 10 days prior to the meeting. Notification must include certain information detailed in the Company's By-laws.

     Audit Committee. The Audit Committee held five meetings in 2000.

          o Examines the activities of the Company's independent auditors and internal audit department to determine whether these activities are reasonably designed to assure the soundness of accounting and financial procedures.

          o Reviews the Company's accounting policies and the objectivity of its financial reporting.

          o Considers annually the qualifications of the Company's independent auditors and the scope of their audit and makes recommendations to the Board as to their selection.

          o Receives reports from the internal auditors and reviews the scope of the internal audit program.

How is our Board of Directors Paid?

     Director Fees. The Directors of the Company and the Bank other than the Chairman of the Board, who are the same individuals, are compensated for their services in the amount of $600 per board meeting held. All Directors, other than inside Directors, also receive a fee of $300 for each committee meeting attended. As Chairman of the Board of Directors, Mr. Baer receives an annual fee of $20,000 and does not receive any additional compensation for meetings attended.

     Directors may defer receipt of fees into a grantor trust established by the Company. Amounts which are deferred are invested in various mutual funds at the participant's direction.

     The 1999 Directors' Stock Option Plan. In 1999 the Board of Directors and the shareholders of the Company approved and adopted the 1999 Directors' Stock Option Plan of Monroe Bancorp (the "Directors' Plan") which provides for the grant of nonqualified stock options (NSOs) to those individuals who serve as Directors of the Company. A total of 153,000 shares of common stock of the Company have been reserved for issuance under the Directors' Plan.

     Each member of the Board of Directors of the Company is covered by the Directors' Plan. Pursuant to the provisions of the Directors' Plan, on January 1, 1999, each Director was granted an option to acquire 5,000 shares of the Company's common stock ("Company Stock") at a per share option price of $13.25. Individuals elected to serve as Directors after January 1, 1999 who have not been granted an option under the Directors' Plan will also receive grants to acquire 5,000 shares of Company Stock, subject to the overall limits on the number of shares which can be issued under the Plan.

     The option price per share of common stock will be determined by the Committee in its discretion; however, the per share option price will not be less than the fair market value of one share of Company Stock on the date the stock option is granted. Options granted under the Directors' Plan will vest, and thereby become exercisable, on the first anniversary of the date on which the options were granted.

     The Directors' Plan will expire on December 31, 2009; after that date, no options will be granted under the Directors' Plan. However, options granted prior to that date will remain in effect in accordance with their terms.

EXECUTIVE OFFICERS OF THE COMPANY

Who are our Executive Officers?

     The executive officers of the Company and the Bank are listed in the table below. Each officer serves a term of office of one year or until the election and qualification of his successor.

Name                        Age   Office and Business Experience
-----------------------------------------------------------------------------------------------
Mark D. Bradford             43   See Mr. Bradford's biography on page 6.

Kathryn E. Burns             42   Ms. Burns is the Senior Vice President of Bank.  She
                                  originally joined the Bank in October 1998 as Vice
                                  President / Controller and was promoted to Senior Vice
                                  President / CFO the Bank in December 1999.  She is a
                                  certified public accountant (CPA). Prior to her employment with the Bank, she was with Olive LLP, a regional CPA firm.

Gordon M. Dyott              47   Mr. Dyott is the Executive Vice President of the Bank in
                                  charge of retail banking, operations and marketing, and the
                                  Vice President of the Company. He originally joined the Bank as a Senior Vice President in March 1996, and became
                                  Executive Vice President in October 1998. Prior to his
                                  employment with the Bank, he was employed by Wilmington
                                  Savings Fund Society, FSB as Executive Vice President of
                                  Retail Banking. He was elected Vice President of the Company in December 1998.

Robert D. Hamilton           57   Mr. Hamilton is the Senior Vice President of the Bank in
                                  charge of loan operations. He originally joined the Bank in
                                  1984 as Vice President and became Senior Vice President in
                                  October 1998.

Carmen M. Odle               50   Ms. Odle is a Senior Vice President of the Bank for the
                                  human resources department. She originally joined the Bank as a Vice President and became Senior Vice President in
                                  October 1998.

R. Scott Walters             48   Mr. Walters is the Secretary of the Company and a Senior
                                  Vice President of the Bank for financial management
                                  services. He originally joined the Bank as a Vice President and became Senior Vice President in December 1990. He was
                                  elected Secretary of the Company in December 1998.

How are our Executive Officers Paid?

                           Summary Compensation Table
                           --------------------------
                                                                                                Long-term
                                             Annual Compensation                               Compensation
                             -----------------------------------------------------   --------------------------------
                                                                      Other Annual   Securities
  Name and Principal                                                  Compensation   Underlying         All Other
      Position                Year         Salary         Bonus           (3)        Options (#)     Compensation (5)
----------------------      --------      --------      --------      ------------   -----------     ----------------
Mark D. Bradford,           12/31/00      $135,000      $ 16,278       $ 7,650 (4)      10,000            $ 6,706
President CEO and           12/31/99       117,000        49,079         3,800 (4)      25,000             12,350
Director (1)                12/31/98        74,255        50,392                                            9,520

Gordon M. Dyott,            12/31/00       107,000        14,886                                            5,909
Exec. Vice President,       12/31/99       107,000        47,583                        20,000             12,813
Retail Banking (2)          12/31/98        72,056        48,797                                           10,452

R. Scott Walters,           12/31/00        80,000        28,672                                            5,342
Senior Vice President       12/31/99        80,000        48,263                        10,000             10,504
Financial Management        12/31/98        71,134        49,304                                           10,413
Services

(1)  Mr. Bradford was promoted to President and CEO in June 1999.

(2) Mr. Dyott was promoted to from Senior Vice President to Executive Vice President in October 1998.

(3) While officers enjoy certain perquisites, such perquisites do not exceed the lesser of $50,000 or 10% of such officer's salary and bonus and are not required to be disclosed by applicable rules of the SEC.

(4) Consists of Directors' fees paid to Mr. Bradford for the fiscal years indicated.

(5) Consists of matching contributions by the Company under the Company's Thrift Plan and contributions by the Company under the Company's Employee Stock Ownership Plan.


1999 Management Stock Option Plan
---------------------------------

     In 1999 the Board of Directors and the shareholders of the Company approved and adopted the 1999 Management Stock Option Plan of Monroe Bancorp ("Management Plan"). The Management Plan provides for the grant of (i) incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code ("Code") and (ii) nonqualified stock options ("NSOs") to officers and key employees of the Company or any of its subsidiaries, as selected by the administrative committee of the Management Plan.

     A total of 427,000 shares of common stock have been reserved for issuance under the Management Plan. The option price per share of Company Stock will not be less than the fair market value of one share of Company Stock on the date the stock option is granted.

     The Management Plan will expire on December 31, 2009; after that date, no options will be granted under the Management Plan. However, options granted prior to that date will remain in effect in accordance with their terms.

     Individual Options Grants in Last Fiscal Year. The following table provides details regarding stock options granted to Messrs. Bradford, Dyott, and Walters during the fiscal year ended December 31, 2000. In accordance with the rules of the Securities and Exchange Commission, there are shown the hypothetical gains or "options spreads" that would exist for respective options. These gains are based on assumed rates of annual compound stock price appreciation of five percent (5%) and ten percent (10%) from the date the options were granted over the full option term. Gains are reported net of the option exercise price, but before any effect of taxes. In assessing these values, it should be kept in mind that no matter what value is placed on a stock option on the date of grant, its ultimate value will be dependent on the market value of the Company's stock at a future date, and that value would depend on the efforts of such executive to foster the future success of the Company for the benefit of all shareholders. The amounts reflected in the table may not necessarily be achieved.

                             Percent of
                               Total                                            Potential
                              Options                                           Realizable
                             Granted to               Market                 Value at Assumed
                  Number of   Employees               Price                        Rate
                    Shares       in       Exercise      on                    of Stock Price
                  Underlying   Fiscal      or Base    Date of                Appreciation for
                   Options      Year        Price      Grant    Expiration      Option Term
Name               Granted       ($)      ($/Share)  ($/Share)     Date       5%($)    10%($)
----------------- ---------- ------------ ---------  ---------  ----------  ------------------
Mark D. Bradford    5,000        50%       $10.25      $10.25    12/31/09    $32,250   $81,700

                    5,000        50%          8.50       8.50    12/31/09    $26,750   $67,750

Gordon M. Dyott       0

R. Scott Walters      0

     Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-end Option Values. Neither Messrs. Bradford, Dyott, nor Walters exercised any options during the last fiscal year. Messrs. Bradford, Dyott, and Walters have options for 35,000; 20,000; and 10,000 shares, respectively. All of these options are exercisable, except for 10,000 options held by Mr. Bradford which were granted in 2000. The exercise price of the options held by Messrs. Bradford, Dyott and Walters exceeded the assumed year-end price of the stock. For purposes of this paragraph, the year-end price of the stock was assumed to be $8.375, which is the value of the last trade in 2000 of which management is aware. Because there is not an established trading market for the Common Stock, the assumed price of $8.375 may not reflect the actual price which would be paid for shares of the Common Stock in an active or established trading market and should not necessarily be relied upon when determining the value of a shareholder's investment.

Other Employee Benefit Plans
----------------------------

     Thrift Plan. The Company maintains a Thrift Plan in which substantially all employees may participate. Under this plan, the Company contributes 100% of the employee's contributions up to 3% and 50% of the next 2% of the employee's contributions. The Company's expense for the Thrift Plan was $139,000 for the fiscal year ended December 31, 2000.

     Employee Stock Ownership Plan. The Company maintains an Employee Stock Ownership Plan ("ESOP") in which substantially all employees may participate. The ESOP invests primarily in the stock of the Company. The amount of contributions by the Company to the ESOP, when they are made, is determined by the Board of Directors of the Company. Upon termination of employment, participants in the ESOP may require the ESOP to repurchase shares allocated to their account for a limited period of time. The Company's expense for the ESOP was $130,000 for the fiscal year ended December 31, 2000.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Who determines how much the executive officers are paid?

     Decisions on compensation of the Company's executives are made by the Executive Committee, which functions as the Compensation Committee. All decisions of the Executive Committee relating to the compensation of the Company's officers are reviewed by the full board. In carrying out these functions, we believe it is important to align executive compensation with business objectives and strategies, management initiatives, financial performance and enhanced shareholder value.

     Our Executive Committee is comprised of five directors, one of whom is an officer of the Company. Compensation for each executive officer is determined by the Compensation Committee under the process described in this report.

What are our goals, policies, and objectives?

     The Executive Committee's executive compensation policies are designed to provide competitive levels of compensation to the executive officers and to reward officers for satisfactory individual performance and for satisfactory performance of the Company as a whole. There are no established goals or standards relating to performance of the Company which have been utilized in setting compensation of individual employees.

What are the components of executive compensation?

     Compensation for Company executives consists of both cash and equity based opportunities, which is provided on a long-term basis under the Company's 1999 Management Stock Option Plan.

     The Executive Committee determines base salary ranges for executive officers based upon competitive pay practices in the business in which the Company competes. Each executive officer is reviewed individually by the Executive Committee, which includes an analysis of the performance of the Company. In addition, the review also includes an analysis of the individual's performance during the past fiscal year, focusing primarily upon the following aspects of the individual's job or characteristics of the individual exhibited during the most recent fiscal year: quality and quantity of work; supervisory skills; dependability; initiative; attendance; overall skill level; and overall value to the Company.

     At various times in the past the Company has adopted certain broad based employee benefit plans in which the senior executives are permitted to participate on the same terms as non-executive employees who meet applicable eligibility criteria, subject to any legal limitations on the amount that may be contributed or the benefits that may be payable under the plans.

     The Company also provides medical and defined contribution plans to the senior executives that are generally available to the other Company employees. The amount of perquisites, as determined in accordance with the rules of the SEC relating to executive compensation, did not exceed 10% of salary and bonus for fiscal year 2000.

     2000 Compensation of Chief Executive Officer. The salary of our Chief Executive Officer is determined in the same manner as discussed above for other senior executives. The Chief Executive Officer did not participate in the deliberations of the Compensation Committee with respect to his compensation level. See "Compensation Committee Insider Participation."


This Report by:

David D. Baer, Chairman
Mark D. Bradford
Steven R. Crider
Richard P. Rechter
Charles R. Royal, Jr.


COMPENSATION COMMITTEE INSIDER PARTICIPATION

     During the past fiscal year, Mr. Bradford, the current Chief Executive Officer of the Company, served on the Executive Committee. Mr. Bradford did not participate in any discussion or voting with respect to his salary as an executive officer and was not present in the room during the discussion by the Executive Committee of his compensation.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company's officers and directors, as well as firms and companies with which they are associated, have and will have banking transactions with the Bank. It is the policy of the Bank that any credit extended to such persons, firms and companies will be extended only in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and will not involve more than the normal risk of collectibility or present other unfavorable features.

FIVE-YEAR TOTAL SHAREHOLDER RETURN

     The following indexed graph indicates Monroe Bancorp's total return to its shareholders on its common stock for the past five years, assuming dividend reinvestment, as compared to total return for the Russell 2000 Index and the peer group index (which is a line-of-business index prepared by an independent third party consisting of banks with assets between $250 million and $500 million). The comparison of total return on investment for each of the periods assumes that $100 was invested on January 1, 1996, in each of Monroe Bancorp, the Russell 2000 Index, and the peer group index. Shares of the common stock of Monroe Bancorp are not traded on any national or regional exchange or in the over-the-counter market and there is no established market for the common stock. As such, the values for Monroe Bancorp's stock are based upon the trades of the stock of Monroe Bancorp of which management is aware. Because there is not an established trading market for the common stock, these prices may not reflect the actual price which would have been paid for a share of the common stock in an active or established trading market and should not necessarily be relied upon when determining the value of a shareholder's investment.


                   Comparative 5-Year Cumulative Total Return
                               Among the Company,
                     Russell 2000 Index and Peer Group Index



                 [TOTAL RETURN PERFORMANCE CHART APPEARS HERE]

Index                           12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00
----------------                --------  --------  --------  --------  --------  --------
Monroe Bancorp                   100.00    105.37    134.88    167.42    129.72    110.54
Russell 2000                     100.00    116.49    142.55    138.92    168.45    163.36
SNL $250M-$500M Bank Index       100.00    129.85    224.58    201.12    187.11    180.15

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts.

Why are we receiving this report?

     This report is being provided to inform shareholders of the Audit Committee oversight with respect to the Company's financial reporting. The Board of Directors adopted a written charter of the Audit Committee on February 15, 2001, which is attached to this Proxy Statement as Appendix A.

Who are the members of the Audit Committee?

     The Audit Committee is comprised of four members of the Board of Directors of the Company. All of the members of the Audit Committee are independent (as defined in the Company's listing requirements) from management and the Company.

Has the Audit Committee reviewed the Company financial statements?

     The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2000 and the footnotes thereto with management and the independent auditors. Based on these discussions with management and the independent auditors, the Audit Committee has not been apprised of any misstatements or omissions in the financial statements. In addition, the Audit Committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standard No. 61.

     The Audit Committee discussed with the Company's auditors the independence of such auditors from management and the Company, and received the written disclosures and the letter from its independent auditors concerning the auditors' independence required by the Independence Standards Board No. 1 to be made by the auditors to the Company. The Audit Committee members do not have vested interests in the Company either through financial, family or other material ties to management which would hamper or influence their ability to evaluate objectively the propriety of management's accounting, internal control and reporting practices.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission.

This Report by:

Joyce Claflin Harrell, Chairperson
Steven R. Crider
Timothy D. Ellis
Richard P. Rechter

AUDIT FEES

     Olive LLP billed the Company $54,750 in fees for professional services rendered for the audit of the Company's 2000 financial statements.

ALL OTHER FEES

     The Company paid Olive LLP $23,000 in fees for professional services rendered for non-audit related work during the year. The Audit Committee determined the provision of these non-audit services is compatible with maintaining the independence of Olive LLP.


SECURITIES OWNERSHIP OF MANAGEMENT

How much stock do our Executive Officers and Directors own?


The following table shows the number of shares of common stock owned by each director and Named Executive, and by the directors and all of the Company's executive officers as a group. The table shows ownership as of March 1, 2001.

                                                                             Percent of
                                    Number of            Right to            Outstanding
Name                             Shares Owned(1)        Acquire(2)            Shares(3)
----                             ---------------        ----------            ---------
David D. Baer                        136,180               5,000                2.30%

Dr. Bradford J. Bomba, Jr.             3,500               5,000                0.14%

Mark D. Bradford (4)(5)               19,846              25,000                0.73%

Steven R. Crider                       5,675               5,000                0.17%

Gordon M. Dyott (4)                   25,929              20,000                0.75%

Timothy D. Ellis                      30,268               5,000                0.57%

Joyce Claflin Harrell                 29,742               5,000                0.57%

Paul W. Mobley                        40,680               5,000                0.74%

Richard P. Rechter                   135,086               5,000                2.28%

Charles R. Royal, Jr.                323,490               5,000                5.34%

R. Scott Walters (4)(5)               69,111              10,000                1.29%

Directors and executive              857,847              95,000               15.49%
officers as a group (14
individuals) (6)

(1)  Includes shares for which the named person:

     o    has sole voting and investment power, or
     o    has shared voting and investment power with a spouse.

     Excludes shares that may be acquired through stock option exercises.

(2) Represents shares that can be acquired by executive officers and directors through stock options exercisable within sixty days of the date of this proxy statement.

(3) Percentage calculated by dividing (x) the sum of the number of shares in the "Number of Shares Owned" column with the number of shares in the "Right to Acquire" column for such individual, by (y) the sum of 6,150,240 (which is the number of shares of the Company outstanding at March 1, 2001) and the number of shares in the "Right to Acquire" column for such individual.

(4)  Amount includes shares held in the ESOP for such individual's account.

(5) Amount includes shares held for the benefit of the children such individual.

(6) In addition to the named individuals, this amount includes shares beneficially owned by Kathryn E. Burns, Robert D. Hamilton, and Carmen M. Odle.

SECTION 16(A) -- BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on our records, we believe that during 2000 our directors and executive officers complied with all Securities and Exchange Commission filing requirements applicable to them.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information regarding the beneficial ownership of the Company as of March 1, 2001, by the only shareholder or affiliated group of shareholders known by the Company to beneficially own 5% or more of the Company's common stock outstanding on that date.

                                          Amount and Nature of
Name and Address of Beneficial Owner    Beneficial Ownership (1)        Percent of Class
------------------------------------    ------------------------        ----------------
Monroe Bancorp Employee Stock                    312,101                     5.07%
Ownership    Trust

Charles R. Royal, Jr. (2)                        328,490                     5.34%

(1) This information is based on Schedule 13D and 13G Reports filed by the beneficial owner with the Securities and Exchange Commission ("SEC") pursuant to applicable provisions of the Securities Exchange Act of 1934 ("Exchange Act"), as of March 1, 2001, and any other information provided to Monroe Bancorp by the beneficial owner. It does not reflect any changes in those shareholdings which may have occurred since that date. Beneficial ownership is direct except as otherwise indicated by footnote.

(2) Includes 5,000 shares which the named individual has the right to acquire upon the exercise of an option granted in 1999.

                                 REVOCABLE PROXY
                                 MONROE BANCORP

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 26, 2001
       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF MONROE BANCORP

The undersigned having received Notice of the Annual Meeting and accompanying materials dated March 28, 2001, hereby appoints Dr. Bradford J. Bomba, Jr. and Timothy D. Ellis proxies, with the power of substitution, to represent and to vote, as designated below, all shares of stock which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Monroe Bancorp to be held on April 26, 2001 at 10 o'clock a.m. (local time) at the Bloomington/Monroe County Convention Center, 302 South College Avenue, Bloomington, Indiana, and at any adjournment thereof, with all the powers the undersigned would possess if personally present, in accordance with the following instructions. The Board of Directors recommends a vote FOR Proposals 1 and 2.

1.   Election of the three nominees listed below as directors.

                                                For
                              For  Withhold  All Except
                              [ ]     [ ]       [ ]


     Joyce Claflin Harrell, Richard P. Rechter and Charles R. Royal, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2.   Approval of Olive LLP as auditors for 2001.

                              For   Against   Abstain
                              [ ]     [ ]       [ ]

3. In their discretion, on such other matters as may properly come before the meeting.


     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" ITEMS 1 AND 2.

     Please sign exactly as name(s) appear(s) hereon. If shares are held in the name of two or more persons, all must sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, or other acting in a representative or fiduciary capacity, please give full title as such.

Please be sure to sign and date
this Proxy in the box below.                 Date

---------------------------------------------------------
Stockholder sign above      Co-holder (if any) sign above



--------------------------------------------------------------------------------
          Detach above card, sign, date and mail in envelope provided.

                                 MONROE BANCORP


                 PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY
                            IN THE ENCLOSED ENVELOPE.


HAS YOUR ADDRESS CHANGED?

-------------------------------

-------------------------------

-------------------------------

Appendix A

                                 Monroe Bancorp

                    Audit Committee of the Board of Directors

                                     Charter

1. PURPOSE

The Audit Committee is a committee of the Board of Directors. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing:

     1. the financial information which will be provided to shareholders, governmental or regulatory bodies, the public, and others;

     2. the Corporation's auditing, accounting, and financial reporting process;

     3. the systems of internal controls related to finance, accounting, legal compliance, regulatory compliance and ethics that management and the Board of Directors have established, and

     4.   the audit process.

Consistent with this function, the Audit Committee should encourage continuous improvement of, and foster adherence to, the corporation's policies, procedures, and practices at all levels.

The Audit Committee's primary duties and responsibilities are to:

     1. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system

     2. Review and appraise the audit efforts of the Corporation's independent accountants and the internal auditors

     3. Provide an open avenue of communication among the independent accountants, financial and senior management, internal auditors, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.



II.     COMPOSITION

The Audit Committee should be comprised of three or more directors as determined by the Board. Each member will be independent of the management of the Corporation and free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement as a Committee member.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.



III.    MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the internal auditors, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed separately. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

In addition, the Committee or at least the Chair of the Committee should meet with the independent accountants and management, either in person or by phone, quarterly to review the Corporation's financial statements. This review should be done prior to the Corporation's 10Q or 10K filing and its public release of earnings. This discussion should include a discussion of significant adjustments, management judgements and accounting estimates, significant new accounting policies, and disagreements with management.



IV.   RESPONSIBILITIES AND DUTIES

In meeting its responsibilities, the audit committee is expected to:

     1. Provide an open avenue of communication between the internal auditors, the independent accountant, and the Board of Directors.

     2.   Confirm and assure the objectivity of the internal auditor.

     3. Confirm and assure the independence of the independent accountant, including a review of management consulting services provided by the independent accountant and related fees.

     4.   Review and update the Committee's charter annually.

     5. Recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountant, and review and approve, if applicable, the discharge of the independent accountants.

     6. Review and concur in the appointment, replacement, reassignment, or dismissal of the internal auditor.

     7. Review the qualifications of the Internal Auditor to specific areas within the audit plan.

     8. Review with the independent auditor and internal auditor the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

     9. Inquire of management, the internal auditor, and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

     10. Consider, in consultation with the independent accountant and the internal auditor, the audit scope and plan of the internal auditors and the independent accountant. Determine if the internal auditor and independent accountants are utilizing a risk-based approach.

     11. Consider and review with the independent accountant and the director of internal auditing:

          (a) the adequacy of the company's internal controls including computerized information system controls and security.

          (b) any related significant findings and recommendations of the independent accountant and internal auditing together with management responses thereto; and

          (c) the status of previous audit recommendations and management's follow up on those recommendations.

     12. Review with management and the independent accountant at the completion of the annual audit:

          (a)  the company's annual financial statements and related footnotes;

          (b) the independent accountant's audit of the financial statements and his or her report thereon;

          (c) any significant changes required in the independent accountant's audit plan;

          (d) any serious difficulties or disputes with management encountered during the course of the audit; and

          (e) other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

     13.  Review with management and the internal auditor:

          (a) Regular internal audit reports to management prepared by the internal auditor, including significant findings and management's responses to those findings. A summary of findings from completed internal audits should be reviewed prior to the meeting.

          (b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

          (c)  Any changes required in the planned scope of their audit plan.

          (d)  The internal audit department budget and staffing.

          (e)  The internal audit department charter.

          (f) Internal auditing's compliance with the IIA's Standards for the Professional Practice of Internal Auditing (standards).

     14. Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

     15. Review with management and the independent accountant the interim financial report before it is filed with the SEC and other regulators.

     16. Review with management, and if necessary, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

     17. Review management's monitoring of the Corporation's compliance with its ethical code of conduct.

     18. Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

     19. Meet with the internal auditor, the independent accountant, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the Audit Committee.

     20. Meet with the company's regulatory bodies to discuss the results of their examinations.

     21. Report Committee actions to the Board of Directors with such recommendations as the committee may deem appropriate.

     22. Prepare a letter for inclusion in the annual report that describes the Committee's composition and responsibilities, and how they were discharged.

     23. Conduct or authorize, if necessary, investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist in the conduct of any investigation.

     24. Perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.

     25. Advise financial management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

     26. Provide that financial management and the independent auditor discuss with the audit committee their qualitative judgements about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Corporation and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

     27. Determine as regards to new transactions or events, the auditor's reasoning for the appropriateness of the accounting principles and disclosure practices adopted by the Corporation.